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                                                                    Exhibit 10.3


                            SECURED PROMISSORY NOTE

AMOUNT SET FORTH ON THE SIGNATURE PAGE HERETO                 New York, New York
                                                               November 14, 2000


     SECTION 1.  GENERAL.  For value received, the payor signatory hereto (the
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"Payor") hereby promises to pay to the order of Resolution Performance Products
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LLC, a Delaware limited liability company, or its successors and assigns (the
"Payee"), the principal amount set forth on the signature page hereto (the
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"Principal Amount") by payment on or prior to the eighth anniversary of the date
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hereof (the "Maturity Date").  The Payor shall pay interest in arrears on the
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Maturity Date, on the unpaid balance of the outstanding principal amount of this
Note from time to time at the rate per annum equal to the interest rate set forth on the signature page hereto (computed on the basis of a 360-day year and the actual number of days elapsed) (the "Interest Rate"). The principal of, and
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interest on, this Note shall be payable in such coin or currency of the United
States of America as at the time of payment shall be legal tender therein for the payment of public and private debts; provided that, at the Payor's election,
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which election shall initially be exercised as of the date hereof and set forth on the signature page hereto, the interest on this Note shall either (i) accrue and be payable on November 1 and May 1 of each year (each a "Payment Date") or
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(ii) accrue and compound on a semi-annual basis on each Payment Date and be payable in one installment on the Maturity Date. If Payor initially elects to have the interest on this Note accrue and compound on a semi-annual basis on each Payment Date and be payable in one installment on the Maturity Date in accordance with (ii) of the preceding sentence, then Payor shall have the option on any Payment Date prior to the Maturity Date, which option may be exercised only once and be effective and irrevocable as of the date of the exercise of such option, to have the interest on this Note accrue and be payable on each Payment Date in accordance with (i) of the preceding sentence; provided that,
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upon the exercise of such option, Payor shall pay to the Payee all accrued, compounded and unpaid interest as of the date of the exercise of such option.

     SECTION 2.  PREPAYMENT.  This Note may be prepaid in whole or in part prior
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to its due date without the consent of the Payee. Any prepayment shall be in an amount equal to the principal amount plus any interest due and payable thereon (including any deferred interest and any accrued, compounded and unpaid interest).

     SECTION 3.  EVENTS OF DEFAULT.
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          (a)  Definitions.  In each case of the happening of the following
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events (each of which is an "Event of Default"):
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               (i)  if a default occurs in the payment of any premium,
     installment of, principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default shall continue for more than ten (10) days after notice thereof from the Payee;
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               (ii)    if the Payor shall (1) apply for or consent to the
     appointment of a receiver, trustee, custodian or liquidator of his property, (2) admit in writing his or her inability to pay his or her debts as they mature, (3) make a general assignment for the benefit of creditors, or (4) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or

               (iii) there shall be filed against the Payor an involuntary petition seeking the appointment of a receiver, trustee, custodian or liquidator of the Payor or a substantial part of his assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition") and such Involuntary Petition shall not have been dismissed
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     within sixty (60) days after it was filed;


then, upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Payee, this Note shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest), without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraphs (ii) or (iii) of this Section 3(a), in which event such indebtedness shall automatically become due and payable).

          (b)  Remedies on Default, Etc.  In case any one or more Events of
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Default shall occur and be continuing and acceleration of this Note shall have occurred, the Payee may, inter alia, proceed to protect and enforce its rights
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by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Payee hereby shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     SECTION 4.  ACCELERATION.  In each case of the happening of the following
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events (each of which is an "Acceleration Event"):
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               (i)  the termination of the Payor's employment with the Payee or any of its Affiliates (as such term is defined in the 2000 Stock Option
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     Plan (the "Stock Option Plan")) of Resolution Performance Products Inc., a
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     Delaware corporation and the Payee's corporate parent ("RPP Inc.");
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               (ii) the occurrence of any event, or series of events, pursuant to which RPP Holdings LLC and/or its Affiliates shall cease to beneficially own and/or control (i) at least 50% of the issued and outstanding equity interests of RPP Inc. or the Payee or (ii) all or substantially all of the assets of RPP Inc. or the Payee; or

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          (iii) the occurrence of any event, or series of events, pursuant to which the Payor transfers, sells or otherwise disposes of any Pledged Share, Pledged Note or Pledged Option Share (as such terms are defined in the Pledge Agreement dated as of the date hereof between the Payor and the Payee (the "Pledge Agreement"));
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then, upon an Event of Acceleration set forth in subsection (i) and (ii) above and at any time thereafter, at the election of the Payee, this Note shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest), without presentment, demand or protest, all of which are hereby expressly waived, anything contained herein or other evidence of such indebtedness to the contrary notwithstanding. Upon an Event of Acceleration set forth in subsection (iii) above and at any time thereafter, at the election of the Payee, that portion of this Note shall become immediately due and payable, both as to principal and interest (including any deferred interest and any accrued, compounded and unpaid interest), equal to
(i) the product of the total principal amount due and payable under this Note multiplied by the quotient obtained by dividing (x) the value (at Original Cost) of Pledged Shares, Pledged Notes and Pledged Option Shares (as such terms are defined in the Pledge Agreement) held by the Payor immediately after such Event of Acceleration by (y) the total value (at Original Cost) of the Pledged Shares, the Pledged Notes and the Pledged Option Shares held by Payor immediately before such Event of Acceleration plus (ii) all accrued and unpaid interest on such
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principal amount payable, without presentment, demand or protest, all of which are hereby expressly waived, anything contained herein or other evidence of such indebtedness to the contrary notwithstanding. As used herein, "Original Cost" means (i) with respect to Pledged Shares or Pledged Option Shares, $100 per share, subject to appropriate adjustment by the Board of Directors of RPP Inc. for stock splits, stock dividends, combinations and similar transactions and
(ii) with respect to the Pledged Notes, $1,000 per note.

     SECTION 5.  REPAYMENT UPON TERMINATION.  The Pledged Shares, the Pledged
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Notes and the Pledged Option Shares (as such terms are defined in the Pledge
Agreement) are subject to certain repurchase rights as set forth in the Investor Rights Agreement, dated as of the date hereof, among RPP Inc., the Payor and the other parties thereto. The Pledged Options are subject to certain repurchase rights set forth in the option agreement dated the date hereof between the Payor and RPP Inc.

     SECTION 6.  DEFENSES.  The obligations of the Payor under this Note shall
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not be subject to reduction, limitation, impairment, termination, defense, set-
off, counterclaim or recoupment for any reason.

     SECTION 7.  REPLACEMENT OF NOTES.  Upon receipt by the Payor of evidence
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satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section shall be dated as of the date of this Note.

     SECTION 8.  EXTENSION OF MATURITY.  Should the principal of or interest on
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this Note become due and payable on other than a business day, the maturity date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable

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thereon at the rate per annum herein specified during such extension. For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of New York.

     SECTION 9.    ATTORNEYS' AND COLLECTION FEES.  Should the indebtedness
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evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note be placed in the hands of attorneys for collection, the Payor agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees and expenses, incurred by the Payee in collecting or enforcing this Note.

     SECTION 10.   WAIVERS.
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          (a) The Payor hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          (b) No delay by the Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Payee and then only to the extent set forth therein.

     SECTION 11.   SECURITY; RECOURSE.  The obligations of the Payor under this
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Note are secured by the Pledged Securities (as such term is defined in the
Pledge Agreement) as set forth in the Pledge Agreement, a copy of which is attached hereto and incorporated herein as Exhibit A. Except for recourse to
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such Pledged Securities, this Note shall be nonrecourse.

     SECTION 12.   AMENDMENTS AND WAIVERS.  No provision of this Note may be
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amended or waived without the express written consent of both the Payor and the
Payee.

     SECTION 13.   GOVERNING LAW.  This Note is made and delivered in, and shall
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be governed by and construed in accordance with the laws of, the State of New
York (without giving effect to principles of conflicts of laws).

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     IN WITNESS WHEREOF, the Payor has duly executed and delivered this Note as of the date first written above.



                                   /s/ David T. Preston
                                   ---------------------
                                   David T. Preston



Principal Amount of Note:

US$125,000.00

Interest Rate:

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Interest Election:

[X]   Accrue and be payable on November 1 and May 1 of each year.

[ ] Accrue and compound on a semi-annual basis on November 1 and May 1 of each year and be payable in one installment on the Maturity Date.

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